UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2010

THE CORPORATE EXECUTIVE BOARD COMPANY
 (Exact name of registrant as specified in its charter)

Delaware	000-24799	52-2056410
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia	22209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (571) 303-3000

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In a press release on November 4, 2010, The Corporate Executive Board Company (the “Company”) announced that its Board of Directors has approved a cash dividend on its common stock for the fourth quarter of 2010 of $0.11 per share. A copy of the Company’s press release is attached hereto and furnished as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	The Corporate Executive Board Company’s press release for declaration of dividend for the fourth quarter of 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Corporate Executive Board Company
(Registrant)

Date: November 4, 2010

By: /s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	The Corporate Executive Board Company’s press release for declaration of dividend for the fourth quarter of 2010.